Inventory, Net	9 Months Ended	12 Months Ended
	Mar. 31, 2024	Jun. 30, 2023
Inventory, Net
Inventory, Net

Note 4: Inventory, Net

Inventory, Net (all finished goods) consists of the following at:

($ in thousands)	March 31, 2024	June 30, 2023
Inventory	$115,551	$156,016
Less: Reserves	(7,658)	(9,253)
Inventory, Net	$107,893	$146,763

Note 3: Inventory, Net

The Company completed an evaluation of the net realizable value of our inventory during the twelve months ended June 30, 2023. As a result of this evaluation, the Company recorded a $10.8 million inventory write down to reflect it at its net realizable value, which is recorded in cost of revenue in the consolidated financial statements.

Inventory, Net (all finished goods) consists of the following at:

($ in thousands)	June 30, 2023	June 30, 2022
Inventory	$156,016	$255,236
Less: Reserves	(9,253)	(5,797)
Inventory, Net	$146,763	$249,439